1 The Best Things Come OUT OF THE BLUE Merrill Lynch Banking and Financial Services Conference 2006 Exhibit 99.1

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup
(including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements, and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2006 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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$22 Billion in Assets with 303 Branches
27
th*
Largest U.S. Commercial Bank
Proven Community Banking Philosophy with Regional Bank
Management and Local Boards of Directors
Consistent Earnings Per Share Growth – 5 year CAGR 9%
Overview
*Source:  SNL Financial

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69%
1
of Colonial’s Deposits are in three of the four fastest growing states in the
U.S* - Florida, Georgia and Nevada
Branches, Assets and Deposits by State at 9/30/06 are as follows:
In the Right Places
$22 Billion in Assets $16 Billion in Deposits
1 At 9/30/06
*Population change from 2000-2005
Source: US Census Bureau
FL
59%
AL
24%
TX
4%
GA
5%
NV
5%
Corp
3%
303 Branches
FL
56%
Corp
10%
GA
6%
AL
18%
TX
6%
NV
4%
NV
15
TX
13
FL
165
GA
18
AL
92

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Superior Projected Population Growth
2006 - 2011 Population Growth
Colonial BancGroup, Inc. 11.92%
SunTrust Banks, Inc. 10.50
South Financial Group, Inc. 9.90
Compass Bancshares, Inc. 9.88
Synovus Financial Corp. 8.99
Wachovia Corporation 8.61
BB&T Corporation 7.84
Whitney Holding Corporation 7.38
Bank of America Corporation 6.81
Regions Financial Corporation 6.61
Trustmark Corporation 5.21
BancorpSouth, Inc. 4.78
First Horizon National Corporation 4.42
Fifth Third Bancorp 4.30
Median 7.61%
Low 4.30
High 11.92
Source: SNL Financial.
Deposit data as of 6/30/06.
Population growth deposit weighted by county.

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Florida, now the 4
th
most populous state in the U.S. with 17 million people, is
projected to pass New York in total population by 2011*
5
th
largest commercial bank in Florida
Florida at 9/30/06:
• 59% of Deposits in Florida – Total Deposits of $9.3 Billion
• 56% of Assets in Florida – Total Assets of $12.6 Billion
• 54% of Branches in Florida – Total Branches – 165
Strong loan and deposit growth
• Loans grew 11%
1
annualized from 12/31/05
• Average deposit growth was 12% for 3Q06 vs. 3Q05 and 11% annualized over
4Q05
Aggressive De Novo Branching Strategy
• Plan to open 3 branches in 4Q06 and 15-25 over the next two years
Florida Franchise
*Source: SNL Financial
1 Excluding Mortgage Warehouse Lending

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Source: SNL Financial
Growing Market Share in Florida
Market Share Market Share
Rank Company 6/30/2005 6/30/2006 % Change
1 Wachovia 20.61 19.93 -3.30%
2 Bank of America 20.65 19.05 -7.75%
3 SunTrust 10.01 9.74 -2.70%
4 Regions 5.20 5.07 -2.50%
5 Washington Mutual 3.43 3.37 -1.75%
6 Colonial BancGroup 2.42 2.68 10.74%

Atmore
Pensacola
Fort Walton Beach
Panama City
Callaway
Port St. Joe
Apalachicola
Tallahassee
GEORGIA
UNITED STATES
FLORIDA
Jacksonville
St. Augustine
Palm Coast
Ormond Beach
Daytona Beach
Deltona
Titusville
Orlando
Kissimmee
Merritt Island
Palm Bay
Ocala
Gainesville
Cross City
Spring Hill
Palm Harbor
Clearwater
Tampa
Lakeland
Petersburg
Wauchula
Avon Park
Sarasota
Arcadia
Port Charlotte
Fort Pierce
West Palm Beach
Belle Glade
Boynton Beach
Boca Raton
Coral Springs
Fort Lauderdale
Pembroke Pines
Hollywood
Hialeah
Kendall
Miami
Immokalee
The Everglades
Florida Keys
Gulf of Mexico
Atlantic Ocean
THE BAHAMAS
Freeport City

Florida Franchise and Current Population
3 Planned Branches in 4Q06 Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $386 Million
Deposits = $52 Million
2 Branches
CENTRAL FLORIDA
Assets = $3.5 Billion
Deposits = $3.1 Billion
59 Branches
MORTGAGE WHSE.
Assets = $2.3 Billion
Deposits = $479 Million
SOUTH FLORIDA
Assets = $3.3 Billion
Deposits = $2.9 Billion
48 Branches
FLORIDA WEST COAST
Assets = $3.0 Billion
Deposits = $2.7 Billion
56 Branches
Planned Branches beyond 12/31/06

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Regional Bank Management Structure
• Regional Lending CEOs
• Regional Retail Banking CEOs
Local Boards of Directors
Local Expertise in Lending Decisions
Community Banking Philosophy with Convenience and Broad Product
Line
Proven Community Banking Philosophy

10 The Best Things Come OUT OF THE BLUE Retail Banking * * * *

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Key Initiatives:
• Non-Time Deposit Growth
• Noninterest Income Growth
• Enhanced Consumer Services
• Strategic Marketing Plan
Retail Banking – Adding Value to the Franchise
• Convenience in Markets Served
• Sales Training Program
• Sales Incentive Plans
Needs-based sales and service approach enhanced by:
Tactics:
• Promote Consumer Checking and Business
Banking Products
• Target Deposit Service Charges and Lines
of Business Revenues
• Image Functionality Added to Online
Banking Services, Free Bill Pay
• Improved mix and frequency of Direct Mail,
Sales Leads, Newspaper, Radio and Branch
Collateral

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Key Initiatives:
• Enhanced business banking product offerings
• Streamlined loan approval process for lines of credit
• Aligned business banking production with Retail line of business
• 100% increase in loan production over 2005 results
Retail Banking – 2006 Non-Time Deposit Growth Initiatives
Key Initiatives:
• Focus on weekly account acquisition targets and net account growth
• Increased emphasis on cross-selling of Online Banking and Bill Pay
• 40% increase in Online banking enrollments over 2005 results
• 425% increase in Bill Pay enrollments over 2005 results
Personal Deposits Objectives:
50% increase in noninterest bearing account openings
Continued emphasis on deposit growth in non-time
accounts
Business Banking Objectives:
35% Increase in Business Banking checking openings
30% Increase in Business Banking loan production

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Retail Banking Noninterest Income Growth Initiatives
Deposit Service Charges
• Weekly tracking of net account growth in non-interest bearing accounts
• Capitalize on the convenience of the franchise to price competitively with peer sized banks
Financial Planning Services
• Focus on building recurring revenue-managed money, insurance and retirement plans
• Enhanced products for commercial and private banking clients, including financial consultants with experience in building relationships with high net worth clients
• Plan to increase the number of financial consultants throughout 2007
• Increased focus on platform program, in particular expanding the Series 6 program
Mortgage Banking
• Strategic partnership with secondary product providers to increase breadth of programs and saleable loan production
• Talented management that is focused on recruiting and retaining top producing originators that integrate well into the Retail franchise
Objective:     25% of revenue from fee based services

CNB
LISTED
NYSE

F_ee Checking
"R" IS A WONDERFUL THING
Colonial Free Checking
COLONIAL BANK

The Value of "R"
"R" is the most important letter in "Free." The "R" in Colonial Free Checking means you don't pay high fees or hidden costs to enjoy a great checking account.
Colonial Free Checking* is the simple answer to your checking needs. It's a free personal checking account with no minimum balance requirement and many other great values:
• FREE Colonial Online Banking with FREE Bill Pay
• FREE Colonial Check Card**
• FREE first order of Colonial custom wallet-style checks
• Unlimited check-writing privileges
Discover the value of the letter "R" with a Colonial Free Checking account. Visit your local Colonial Bank office to open a Free Checking account today. To locate an office near you, visit www.colonialbank.com or call (877) 502-2265.
PAID
COLONIAL BANK
Member FDIC

14 The Best Things Come OUT OF THE BLUE Direct Mail Ads for Free Checking

CNB LISTED NYSE

We Rule in Your Favor
Plus, contact us for information about our FREE Business Advantage Checking account!
Contact your Colonial banker today!
Colonial Advantage Money Market
No prepayment penalty
Easy application with 24-hour approvals

Full-Service…For You and Your Clients
Colonial Bank offers a wide range of business financing options that can provide the cash you need. With local, knowledgeable Business banking experts, we provide the service your customers expect while working as an extension of your business.
Colonial Business Advantage Checking Account
No minimum opening deposit
Business Advantage Line of Credit*
Easy application/approvals within 24 hours
5-Year Business Advantage Term Loan at 7.125%*
For more information, please call
Branch
Phone
Address
Phone
COLONIAL BANK

MORE...
VALUE, SAVINGS & SERVICE
FREE
BUSINESS ADVANTAGE CHECKING
COLONIAL BANK
Member FDIC

You deserve to get more with a FREE business checking account.
Colonial Business Advantage Checking is FREE and offers the tools you need to help you manage your cash for business success. Account benefits include:
• FREE 300 processed items per month with no minimum balance requirement*
• FREE Colonial Online Banking with FREE Bill Pay
• FREE Business Check Card**
• FREE personal Colonial Checking account for the business owner
• No charge for cash deposits
For more information on how Colonial Bank can help save you money and grow your business, call
COLONIAL BANK
Member FDIC

15 The Best Things Come OUT OF THE BLUE Marketing for Business Banking

CNB LISTED NYSE

YOUR LOAN
203 WAYS TO CUSTOMIZE YOUR MORTGAGE
YOUR WAY
WITH COMPETITIVE RATES
COLONIAL BANK

MORTGAGE FINANCING YOUR WAY.
With this many Options and Competitive Rates, we make it Easy for you. Don't wait. Visit your local Colonial Bank to talk about the right mortgage loan for you.
203 different loan options for each unique situation
Competitive mortgage rates
Knowledgeable, local mortgage experts
COLONIAL BANK
www.colonialbank.com • Member FDIC
Programs and conditions subject to change without notice. Subject to credit approval. Some restrictions may apply.

12
9
3
6
The Time You Need...
Extended Rate Lock Option
To learn more about this program, contact your local mortgage expert today.
COLONIAL BANK
Mortgage Division

FOR
Get More For Your Money – With an Interest-only Loan.
Don't let high real estate prices keep you from living in your dream home. With Colonial Bank's Interest-only Mortgage, you can get a larger home without having a larger monthly payment.
Save Hundreds each Month with this Loan Option:
Save Money – The money you save can be invested in other high-yield options such as a Colonial Advantage Money Market account.
To learn about this program, contact your local mortgage expert today.
Name
Title
COLONIAL BANK
Mortgage Division

16 The Best Things Come OUT OF THE BLUE Marketing for Mortgage Financing

CNB LISTED NYSE

GOODBYE
CLUTTER
HELLO
CHECK
IMAGES

Colonial Bank
Introduces
Image Statements
COLONIAL BANK
Check Images
Beginning in September your monthly checking statement will have a new image. The cleared checks on your account will be imaged and appear directly on your statement.
What this means for you
Organized. The clutter of bulky checking statements will be reduced with easy-to-file three-hole punched sheets containing all of your statement information.
Simplified. Streamline your recordkeeping with all of your checks appearing right on your statement versus thumbing through multiple checks.
Consolidated. Your new statement shows the images of the checks paid that month in sequential order.
Say goodbye to clutter and hello to image statements.
Change In Terms Notification
COLONIAL BANK
www.colonialbank.com • Member FDIC

GOODBYE CLUTTER
HELLO CHECK IMAGES
COLONIAL BANK INTRODUCES
Image Statements
Beginning in September, your monthly checking statement will have a new image.
The cleared checks on your account will be imaged and appear directly on your statement.
ORGANIZED • SIMPLIFIED • CONSOLIDATED
COLONIAL BANK
www.colonialbank.com • Member FDIC

17 The Best Things Come OUT OF THE BLUE Enhancements for Online Banking/Bill Pay

The Best Things Come OUT OF THE BLUE
Retail Banking - Adding Value to the Franchise
Expanding branch network that offers marketplace convenience
Aligned our products/services, sales tracking and compensation plans with measurable results that deliver growth in low cost deposits and fee revenue
Restructured management and business line functions to focus on
Retail Banking
Acquiring new relationships while expanding and retaining
profitable customers through an integrated marketing plan

19 The Best Things Come OUT OF THE BLUE Financial Highlights * * * *

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$0.36
$0.44
3Q05 3Q06
$1.06
$1.26
$1.16
$1.31
$1.52
$1.12
$1.29
2001 2002 2003 2004 2005 YTD
9/30/05
YTD
9/30/06
(diluted)
Consistent Earnings Per Share Growth
5 Year CAGR = 9%
2000 - 2005
16%
15%
22%

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$422
$455
$495
$567
$571
$185
$191
$523
2001 2002 2003 2004 2005 YTD
9/30/05
YTD
9/30/06
3Q05 3Q06
$709
Net Interest Income
($ in millions)
8%
9%
15%
3%
25%
3 Year CAGR = 16%
2002 - 2005
68%
9%
3.57%     3.55%     3.38%     3.52%     3.75%     3.72%    3.77% 3.78%    3.64%
Net Interest
Margin

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Net Interest Income and Margin
($ in millions)
Tax
Equivalent
NII NIM
2Q06 192.4 $        3.81%
Increase Due to Asset Sensitivity 1.8              0.03%
Earning Asset Growth Spread 3.1              -0.07%
Spread Compression on MWL Assets (-0.03%)
(2.2)             -0.01%
Deposit Mix Change & Pricing Increase (5.3)             -0.11%
Other (0.4)             -0.01%
Increase in Days 1.4              -
3Q06 190.8 $        3.64%
       Net of Additional Securitization (+0.02%)

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$15,737
$13,564
$13,988
$10,862
$9,419
$8,734
$8,433
$14,786
$15,244
$15,899
2001 2002 2003 2004 2005 3Q05 4Q05 3Q06 YTD
9/30/05
YTD
9/30/06
Average Deposits
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
*Annualized
12%
1
($ in millions)
8%
16%
1
29%
3 Year CAGR = 17%
2002 - 2005
89%
16%
14%
1
6%*
12%
1*

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Record diluted EPS of $0.44, up 22% over 3Q05
Excellent credit quality – annualized net charge-offs of 0.06% in 3Q06;
0.12% YTD
New record low nonperforming assets ratio of 0.10%
Solid loan growth of 7.6% annualized from December 31, 2005 –
excluding mortgage warehouse lending
Strong organic average deposit growth of 12%
1
, annualized over 4Q05
Retail banking revenues increased 23%, annualized over 2Q06
Third Quarter Summary
1 Excluding brokered deposits and 4Q05 branch sale

25 The Best Things Come OUT OF THE BLUE Credit * * * *

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Solid and Proven Policies and Underwriting
• We focus on lending to individuals and companies we know
• We avoid “speculative” projects
• We ensure strong guarantor support on our loans
• We have a comprehensive Limit Model for CRE/Construction exposure
• Model sets limits for each property type, MSA, and property type within each
MSA
• Limits are set based on risk factors such as property type metrics (vacancy rates, rental rates, absorption rates, price trends), Colonial’s past history within property type, population levels, industry outlook, etc.
Strong Committee Process
• Low individual lending authorities
• Multi-tiered Committees
• Regional Director involvement
Experienced Credit Group
• Active involvement by CEO and CCO
• Credit Review Area
• Risk Management Team
Credit Process

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Excellent Credit Quality
Nonperforming Assets ratio hit a new record low of 0.10% at 9/30/06
• Nonperforming Assets were $15.7 million at 9/30/06 down $11.6 million, or 42%, from 6/30/06 and down $16.2 million, or 51%, from 12/31/05
Annualized Net Charge-Off Ratio was 0.06% for the quarter and was
0.12% YTD
YTD provision exceeded YTD Net Charge-Offs by $5 million
Allowance for loan losses was 1.14% of total loans

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0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.21%
0.78%
1.17%
1.25%
0.10%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 9/30/06
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

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0.47%
0.49%
0.09%
0.19%
0.12%
0.14%
0.33%
0.13%
0.18%
0.06%
0.23%
0.26%
0.21%
0.21%
0.28% 0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 YTD
9/30/06
3Q06
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: KBW
1 Annualized
1
1
(as originally reported)

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Why Invest in Colonial BancGroup?
High Growth Company in the Right Locations for Continued Success
Conservative Lending Philosophy
• Excellent net charge-off history
Opportunity to Improve
• Our goal is to have 25% of our revenue from fee based services
Experienced and Strong Management Team
• Delivered best shareholder returns in the Southern United States for 1,
3, and 5 year returns
1
; 15% in 2005 v. S&P Bank Index (4.76%)
16 Years of Increased Dividends: $0.68* for 2006
1
Source: Wall Street Journal “Compound Annual Total Returns through 12/31/05”
*Estimated

31 The Best Things Come OUT OF THE BLUE Supplemental Information

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Summary Income Statement
($ in thousands)
3Q06 2Q06 3Q05 2Q06 3Q05
Net interest income 190,552 $ 192,087 $ 185,266 $ -1% 3%
Core noninterest income 45,806       44,873       46,398       2% -1%
   Total Revenue 236,358     236,960     231,664     -          2%
Provision for loan losses 1,450         4,950         6,007         -71% -76%
Securities and derivatives gains, net 156            -            -            100% 100%
Change in fair value of derivatives -            -            (7,072)       -          -100%
Net losses related to the early extinguishment of debt -            -            (1,673)       -          -100%
Noninterest expense 131,985     131,226     132,291     1% -
   Pretax Income 103,079     100,784     84,621       2% 22%
Income tax expense 35,047       34,266       28,145       2% 25%
   Net Income 68,032 $    66,518 $    56,476 $    2% 20%
Earnings Per Share - Diluted 0.44 $        0.43 $        0.36 $        2% 22%
Weighted Average Shares Outstanding - Diluted 154,954     155,396     155,510     -          -
% Change

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Average Balance Sheet
($ in millions)
3Q06 2Q06 3Q05 2Q06* 3Q05
Earning Assets 20,886 $ 20,220 $ 19,559 $ 13% 7%
Loans, excluding MWL 15,167     15,004     13,912     4% 9%
MWL Assets (1) 2,569       2,150       2,433       78% 6%
MWL Managed Assets (2) 4,286       3,650       3,444       70% 24%
Securities 3,035       2,949       3,035       12% -
Total Assets 22,691     21,990     21,416     13% 6%
Assets Under Management 24,408     23,490     22,427     16% 9%
Total Deposits 15,899     15,714     14,786     5% 8%
Noninterest Bearing Deposits 2,926       3,033       3,103       -14% -6%
Interest Bearing Transaction Accounts 6,136       6,106       5,802       2% 6%
Time Deposits 6,838       6,575       5,881       16% 16%
Shareholders' Equity 1,998       1,965       1,904       7% 5%
* Annualized
(1) Includes loans, loans held for sale and securities purchased under agreements to resell
(2) Includes MWL assets and assets securitized
% Change

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Noninterest Income
($ in millions)
3Q06 2Q06 3Q05 2Q06 3Q05
Service charges on deposit accounts 16.6 $      15.3 $      15.3 $      8% 8%
Electronic banking 4.5           4.3           3.9           5% 15%
Other retail banking fees 3.6           3.7           3.6           -3% -
        Retail Banking Fees 24.7         23.3         22.8         6% 8%
Financial planning services 3.9           3.7           3.6           5% 8%
Mortgage banking 3.2           3.8           4.5           -16% -29%
Mortgage warehouse fees 6.1           6.0           4.5           2% 36%
Bank-owned life insurance 4.2           4.0           3.6           5% 17%
Goldleaf income -            -            2.8           -            -100%
Net cash settlement of swap derivatives -            -            2.5           -            -100%
Other income 3.7           4.1           2.1           -10% 76%
        Core Noninterest Income 45.8         44.9         46.4         2% -1%
Securities and derivatives gains, net 0.2           -            -            100% 100%
Change in fair value of derivatives -            -            (7.1)         -            -100%
        Total Noninterest Income 46.0 $      44.9 $      39.3 $      2% 17%
Annualized Noninterest Income to Average Assets (1) 0.80% 0.82% 0.86%
Noninterest Income to Total Revenue (1) 19.4% 18.9% 20.0%
(1) Core noninterest income was used in the calculation
% Change

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Noninterest Expense
($ in millions)
3Q06 2Q06 3Q05 2Q06 3Q05
Salaries and employee benefits 72.5 $      70.9 $      70.2 $      2% 3%
Occupancy expense of bank premises, net 17.2         16.4         16.0         5% 8%
Furniture and equipment expense 12.3         11.9         11.5         3% 7%
Professional services 4.3           4.9           5.5           -12% -22%
Amortization of intangibles 3.1           3.1           3.0           -            3%
Advertising 2.3           3.1           3.6           -26% -36%
Communications 2.8           2.5           2.6           12% 8%
Electronic banking expense 1.6           1.4           1.3           14% 23%
Merger related expenses -            -            0.6           -            -100%
Operating supplies 1.2           1.3           1.3           -8% -8%
Other expense 14.7         15.7         16.7         -6% -12%
     Subtotal 132.0       131.2       132.3       1% -
Net losses related to extinguishment of debt -            -            1.7           -            -100%
     Total Noninterest Expense 132.0 $    131.2 $    134.0 $    1% -1%
Efficiency Ratio (1) 55.77% 55.31% 57.02%
Annualized Noninterest Expense to Average Assets 2.33% 2.39% 2.47%
        the calculation, see components of core noninterest income on Noninterest Income slide
% Change
(1)   Core noninterest income and noninterest expense excluding net losses related to the early extinguishment of debt were used in

36 The Best Things Come OUT OF THE BLUE RE Construction 40.6% Residential RE 19.7% MWL 1.8% Commercial 7.2% Consumer and Other 2.8% CRE 27.9% Loan Portfolio Distribution (as of Sept. 30, 2006)

The Best Things Come OUT OF THE BLUE
CRE Loan Portfolio Distribution
27.1% Owner Occupied
Average loan size = $633 thousand
Characteristics of 75 largest loans:
• Total $769 million and represent
17.7% of CRE portfolio
• Average loan to value ratio is 67.4%
• Average debt coverage ratio = 1.44x
(as of Sept. 30, 2006)
Industrial
1.9%
Lodging
6.3%
Church/
School
4.6%
Farm
1.7%
Recreation
1.3%
Retail
25.3%
Office
20.9%
Warehouse
13.7%
Multi-
Family 9.0%
Other
7.7%
Healthcare
7.6%

The Best Things Come OUT OF THE BLUE
Construction Loan Portfolio Distribution
(as of Sept. 30, 2006)
Office
4.0%
Multi-Family
2.8%
Warehouse
1.9%
Residential
Development
and Lots
27.9%
Land Only
23.2%
Other
4.2%
Retail
6.1%
Commercial
Development
6.6%
Condo
7.2%
Residential
Home
Construction
16.1%
Average loan size = $794 thousand
Characteristics of 75 largest loans:
• Total $1.3 billion and represent 20.2% of
construction portfolio
• Average loan to value ratio is 64.8%

The Best Things Come OUT OF THE BLUE
$.68
$.61
$.58
$.56
$.52
$.48
$.44
$.38
$.34
$.30
$.27
$.22
$.15
$.16
$.17
$.18
$.20
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
16 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
*
11%

COMPANY NAME
STOCK
SYMBOL
ONE-YEAR
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
3-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
5-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
10-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
Hudson City Bancorp HCBK 8.06 5.96 30.50 14.00 33.61 21.81 NA NA
People's Bank PBCT 23.39 21.30 46.35 29.85 27.91 16.12 23.80 8.42
Bank of Hawaii BOH 4.44 2.34 22.47 5.97 27.28 15.49 14.56 -0.83
UnionBanCal UB 9.21 7.11 23.54 7.04 26.60 14.81 17.26 1.88
East West Bancorp EWBC -12.54 -14.64 27.42 10.92 24.86 13.07 NA NA
Independence Community Ban ICBC -3.98 -6.08 19.09 2.59 22.75 10.96 NA NA
Sovereign Bancorp SOV -3.37 -5.46 16.20 -0.30 22.52 10.73 13.33 -2.05
Colonial Bancgroup CNB 15.37 13.28 30.20 13.70 21.47 9.68 15.22 -0.17
Cathay General Bancorp CATY -3.13 -5.22 25.05 8.55 21.10 9.31 27.12 11.73
Bank of America BAC 2.40 0.31 14.35 -2.15 19.57 7.78 14.09 -1.29
Hudson United Bancorp HU 10.03 7.93 14.32 -2.17 19.10 7.31 12.75 -2.64
Compass Bancshares CBSS 2.16 0.07 19.11 2.61 18.84 7.05 16.39 1.00
South Financial Group TSFG -13.45 -15.55 12.54 -3.96 18.58 6.79 8.85 -6.54
Wachovia Corp. WB 4.31 2.21 17.12 0.62 17.40 5.61 10.51 -4.87
Commerce Bancorp CBH 8.40 6.31 18.50 2.00 16.73 4.94 28.19 12.80
New York Community Bancorp NYB -15.01 -17.10 5.06 -11.44 16.61 4.82 26.38 11.00
AmSouth Bancorp ASO 5.19 3.10 15.45 -1.05 16.22 4.43 12.31 -3.07
Associated Banc-Corp ASBC 1.19 -0.90 16.76 0.26 16.00 4.21 11.69 -3.70
City National CYN 4.64 2.55 20.48 3.99 15.44 3.65 20.11 4.73
Golden West Financial GDW 7.91 5.81 23.00 6.50 14.84 3.05 22.38 7.00
Sky Financial Group SKYF 0.13 -1.96 15.60 -0.90 14.67 2.87 13.21 -2.18
North Fork Bancorp NFB -2.00 -4.09 10.15 -6.35 14.21 2.41 20.74 5.35
Marshall & Ilsley MI -0.48 -2.58 18.81 2.31 13.43 1.64 15.00 -0.38
Astoria Financial AF 13.67 11.58 21.00 4.50 13.18 1.39 17.21 1.82
Regions Financial RF 0.03 -2.07 11.97 -4.52 12.99 1.20 10.53 -4.86
Webster Financial WBS -5.39 -7.48 12.75 -3.75 12.94 1.15 14.56 -0.83
Popular BPOP -24.72 -26.81 10.58 -5.92 12.82 1.02 18.63 3.25
Huntington Bancshares HBAN -0.51 -2.61 11.98 -4.52 11.91 0.12 8.70 -6.68
M&T Bank MTB 2.83 0.74 12.95 -3.55 11.55 -0.24 18.94 3.56
Commerce Bancshares CBSH 11.08 8.98 17.53 1.03 11.30 -0.49 14.68 -0.71
Fulton Financial FULT -2.49 -4.59 14.69 -1.80 10.06 -1.73 15.47 0.08
U.S. Bancorp USB -0.46 -2.56 16.93 0.43 9.41 -2.39 19.84 4.45
First Horizon National FHN -6.92 -9.02 6.08 -10.42 9.40 -2.39 13.22 -2.17
Washington Federal WFSL -1.40 -3.49 10.93 -5.57 9.24 -2.55 12.03 -3.35
Mercantile Bankshares MRBK 11.17 9.08 16.95 0.45 8.65 -3.15 15.03 -0.36
Wilmington Trust WL 11.22 9.13 10.72 -5.78 8.13 -3.67 13.33 -2.06
Washington Mutual WM 7.81 5.72 12.61 -3.89 8.07 -3.72 16.56 1.17
IndyMac Bancorp NDE 17.84 15.74 32.63 16.13 7.90 -3.90 14.05 -1.34
KeyCorp KEY 1.02 -1.07 14.04 -2.46 7.88 -3.91 10.49 -4.89
Cullen/Frost Bankers CFR 13.15 11.06 20.92 4.43 7.78 -4.01 18.63 3.24
National City NCC -6.77 -8.86 11.51 -4.99 7.42 -4.37 11.61 -3.77
TCF Financial TCB -12.87 -14.96 10.69 -5.81 6.89 -4.90 15.49 0.11
SunTrust Banks STI 1.51 -0.58 11.78 -4.72 5.84 -5.95 10.44 -4.95
Zions Bancorp ZION 13.34 11.25 26.84 10.35 5.82 -5.98 16.10 0.71
BB&T BBT 3.39 1.30 8.04 -8.46 5.81 -5.98 15.75 0.36
Valley National Bancorp VLY -5.11 -7.20 5.44 -11.05 5.47 -6.32 12.28 -3.11
Wells Fargo WFC 4.48 2.39 13.81 -2.69 5.33 -6.46 17.19 1.80
Downey Financial DSL 20.69 18.60 21.48 4.98 5.26 -6.53 19.27 3.88
FirstMerit FMER -5.22 -7.31 10.71 -5.79 3.45 -8.34 9.50 -5.89
Citigroup C 4.62 2.53 15.03 -1.47 2.98 -8.81 19.60 4.21
Comerica CMA -3.39 -5.48 13.85 -2.65 2.80 -9.00 11.35 -4.04
Synovus Financial SNV -3.02 -5.11 14.72 -1.78 2.58 -9.21 14.70 -0.68
J.P. Morgan Chase JPM 5.72 3.63 23.13 6.63 1.33 -10.46 10.79 -4.59
PNC Financial Services PNC 11.68 9.59 18.32 1.82 0.36 -11.43 10.69 -4.70
Fifth Third Bancorp FITB -17.25 -19.34 -11.21 -27.71 -6.71 -18.50 12.11 -3.27
Northern Trust NTRS 8.58 6.49 15.94 -0.55 -7.23 -19.03 15.59 0.20
Bank of New York BK -1.89 -3.99 13.02 -3.48 -8.20 -19.99 12.62 -2.77
Industry Group Average 2.09 16.50 11.79 15.39
Source:  Wall Street Journal, Shareholder Scoreboard, February 27, 2006
Performance of 1,000 Major U.S. Companies Compared With Their Peers in 76 Industry Groups - Banks
This table shows the performance of the 1,000 Shareholder Scoreboard companies relative to others in their own industries. The returns are compound annual total returns -- including price changes and reinvestments from any dividends or other cash or noncash distributions -- for periods through year-end 2005. Also shown is the number of percentage points by which each company's performance beat or trailed the industry average. Within each industry, most companies are ranked on five-year returns; companies that haven't been publicly traded for at least five years are ranked on three-year or one-year returns, depending on how long they have been traded. Although the published returns are rounded to the nearest 10th of a percentage point, rankings are based on numbers carried out to at least seven decimal places. Rankings are by L.E.K. Consulting LLC, based on data from Dow Jones & Co., Hemscott, Inc. a division of Hemscott PLC, and
SunGard Market Data Services.

The Best Things Come OUT OF THE BLUE
COMPANY NAME
STOCK
SYMBOL
ONE-YEAR
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
3-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
5-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
10-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
Colonial Bancgroup CNB 15.37 13.28 30.20 13.70 21.47 9.68 15.22 -0.17
Compass Bancshares CBSS 2.16 0.07 19.11 2.61 18.84 7.05 16.39 1.00
South Financial Group TSFG -13.45 -15.55 12.54 -3.96 18.58 6.79 8.85 -6.54
Wachovia Corp. WB 4.31 2.21 17.12 0.62 17.40 5.61 10.51 -4.87
AmSouth Bancorp ASO 5.19 3.10 15.45 -1.05 16.22 4.43 12.31 -3.07
Regions Financial RF 0.03 -2.07 11.97 -4.52 12.99 1.20 10.53 -4.86
SunTrust Banks STI 1.51 -0.58 11.78 -4.72 5.84 -5.95 10.44 -4.95
BB&T BBT 3.39 1.30 8.04 -8.46 5.81 -5.98 15.75 0.36
Synovus Financial SNV -3.02 -5.11 14.72 -1.78 2.58 -9.21 14.70 -0.68
Fifth Third Bancorp FITB -17.25 -19.34 -11.21 -27.71 -6.71 -18.50 12.11 -3.27
Source:  Wall Street Journal, Shareholder Scoreboard, February 27, 2006
Performance of 1,000 Major U.S. Companies Compared With Their Peers in 76 Industry Groups
Banks
Southeastern Peers
This table shows the performance of the 1,000 Shareholder Scoreboard companies relative to others in their own industries. The returns are compound annual total returns -- including price changes and reinvestments from any dividends or other cash or noncash distributions -- for periods through year-end 2005. Also shown is the number of percentage points by which each company's performance beat or trailed the industry average. Within each industry, most companies are ranked on five-year returns; companies that haven't been publicly traded for at least five years are ranked on three-year or one-year returns, depending on how long they have been traded. Although the published returns are rounded to the nearest 10th of a percentage point, rankings are based on numbers carried out to at least seven decimal places. Rankings are by L.E.K. Consulting LLC, based on data from Dow Jones & Co., Hemscott,
Inc. a division of Hemscott PLC, and SunGard Market Data Services.